UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2004


                              INTERMOST CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

          Wyoming                      0-30430                87-0418721
----------------------------    ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                  Identification Number)

                       10th Floor, B10-07 Guomao Building
                                Renmin Road South
                             Shenzhen, China 518014
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: 011-86-755-8221-0238

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 4. Changes in Registrant's Certifying Accountant.

         Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants, the independent accountants who had been engaged by Intermost Corporation (the "Registrant") as the principal accountants to audit the Registrant's consolidated financial statements, was dismissed effective March 3, 2004. On March 3, 2004, the Registrant engaged Grobstein, Horwath & Co. LLP as the Registrant's new principal independent accountants to audit the Registrant's consolidated financial statements for the year ending June 30, 2004.

         The decision to change the Registrant's independent accountants from Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants, to Grobstein, Horwath & Co. LLP was approved by the Registrant's Board of Directors.

         The report of Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants on the financial statements of the Registrant as of and for the years ended June 30, 2003 and June 30, 2002 did not contain an adverse opinion, or a disclaimer of opinion, however the reports were modified as to the Registrant's ability to continue as a going concern. During the two year periods ended June 30, 2003 and June 30, 2002, and the interim period from July 1, 2003 through the date of dismissal of Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants, the Registrant did not have any disagreements with Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moores Rowland Mazars, Chartered Accountants, Certified Public Accountants, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         Prior to engaging Grobstein, Horwath & Co. LLP, the Registrant has not consulted Grobstein, Horwath & Co. LLP, regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements.

Item 7. Financial Statements and Exhibits

         16       Letter re Change in Certifying Accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERMOST CORPORATION



/s/ Andy Lin
-----------------------------------
Andy Lin,
President

Dated: March 3, 2004